INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
            jocelyn.kukulka@texascapitalbank.com

MEDIA CONTACT
Julia Monter, 469.399.8425
julia.monter@texascapitalbank.com

FOR IMMEDIATE RELEASE

Texas Capital Elevates President & Chief Executive Officer Rob C. Holmes to Additional Responsibilities as Chairman of the Board-Elect in Recognition of Transformation Progress

DALLAS – January 23, 2025 – Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital, today announced that its Board of Directors (the Board) unanimously elected Rob C. Holmes, Texas Capital’s President & Chief Executive Officer and existing Board Director, to also serve as Chairman of the Board immediately following the 2025 Annual Meeting of Stockholders.
“The decision to entrust Chairman of the Board responsibilities to Rob is a validation of the success of the multi-year transformation he has led for Texas Capital,” said Bob Stallings, Texas Capital’s outgoing Chairman of the Board who will assume the role of Lead Independent Director. “Rob and his team continue to deliver on every aspect of the strategic plan he communicated in 2021, and I am proud to say that Texas Capital is well-positioned for strong future growth.”
“I am honored by the trust the Board of Directors has placed not just in me, but in the incredible team we have built. We committed to build the premier full-service financial services firm headquartered in Texas, serving the very best clients across all business cycles, and I am gratified by what we have achieved to date and am excited about what we will do next,” Holmes said. “The dedication of our employees who execute our strategy every single day are the unquestioned driving force behind the continued success of the firm.”
Stallings, who has served as Texas Capital’s Chairman of the Board since April 2023 and as a Director since August 2001, will receive a one-year waiver from the Board of its retirement policy to permit him to stand for reelection to the Board at the 2025 Annual Meeting. This decision was made in recognition of Stallings’ valuable contributions to Texas Capital as it continues to execute on its multi-year transformation and to facilitate a smooth transition of his responsibilities to Holmes.
“The Board’s actions reflect its deep confidence in Rob’s transformational leadership and strategic vision for Texas Capital,” added Stallings. “This new governance structure provides an effective consolidation of leadership under Rob, along with a balance of oversight by independent directors.”
Texas Capital also announced its operating results for the fourth quarter and full-year 2024 today.
Commenting on Texas Capital’s performance, Holmes observed, “We are poised to deliver in 2025 off the momentum built since 2021, with the successful execution of significant strategic milestones and the realization of client adoption trends. We achieved these financial milestones while maintaining industry-leading capital and liquidity, a proven competitive advantage, through market and rate cycles.”
Holmes concluded, “I would also like to thank Bob for his service as Chairman, his stewardship as a Director over the last 24 years and his mentorship to me over the last four years. His insight and guidance have been invaluable, and I am very pleased and grateful that Bob will remain on the Board and serve as Texas Capital’s first Lead Independent Director while we continue to drive execution through 2025."

About Texas Capital
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities. All services are subject to applicable laws, regulations, and service terms. Deposit and lending products and services are offered by TCB. For deposit products, member FDIC. For more information, please visit www.texascapital.com.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.